UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 1, 2008

PROSPECT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-145110	26-0508760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

695 East Main Street, Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (203) 363-0885

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 29, 2008, Prospect Acquisition Corp. (the “Company”) issued a press release informing investors of the value of the assets held in trust by the Company, where the assets are being held and what funds the assets are currently invested in.  The Company voluntarily issued the press release to allay the fears of investors given the instability in the market.  The filing of the press release in no way obligates the Company to update this information on any periodic basis.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated September 29, 2008 entitled “Prospect Acquisition Corp. Announces Trust Investment Details”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Acquisition Corp.
(Registrant)

Date: October 1, 2008
/s/ David A. Minella
(Signature)

	Name:	David A. Minella
	Title:	Chief Executive Officer